                                THE GALAXY FUND

                           Galaxy Money Market Fund
                      Galaxy Government Money Market Fund
                    Galaxy U.S. Treasury Money Market Fund
                      Galaxy Tax-Exempt Money Market Fund
                                 (the "Funds")

                       Retail A Shares and Trust Shares

                   Supplement dated February 28, 2004 to the
                     Prospectuses dated September 26, 2003

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES. THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED JANUARY 15, 2004 IN ITS ENTIRETY.

Legal Proceedings

   Columbia Management Advisors, Inc. ("CMA"), the Funds' adviser, and Columbia Funds Distributor, Inc. ("CFDI") the distributor of the Funds' shares, and certain of their affiliates (collectively, "Columbia") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where CMA or CFDI were knowingly involved in late trading of mutual fund shares. Columbia has identified a limited number of investors who had informal arrangements for trading fund shares between 1998 and 2003. A majority of the transactions in connection with these arrangements occurred in one international fund and two domestic funds. The majority of the trading under these arrangements was made by three entities. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to the New York Attorney General and to the SEC, and other regulatory authorities. To the extent that any Fund whose shares were involved in those trading activities was harmed by them, Columbia has undertaken to reimburse the Fund.

   On February 24, 2004, the SEC filed a civil complaint in the United States District Court for the District of Massachusetts against CMA and CFDI alleging that they have violated certain provisions of the federal securities laws. Also on February 24, 2004, the New York Attorney General filed a civil complaint in the Supreme Court of New York, County of New York, alleging that CMA and CFDI violated certain New York anti-fraud statutes. Both complaints are based on arrangements between 1998 and 2003 with nine investors for the trading of mutual fund shares. In their respective complaints, the New York Attorney General and the SEC are seeking disgorgement of profits, restitution, monetary penalties and permanent injunctions, including, in the case of the SEC, a permanent injunction from serving or acting as investment adviser or distributor of any registered fund.

   CMA and CFDI are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Funds.

GALMM-SUP2 2/28/04

                                THE GALAXY FUND

                Galaxy Connecticut Municipal Money Market Fund
               Galaxy Massachusetts Municipal Money Market Fund
                  Galaxy New York Municipal Money Market Fund
                 Galaxy New Jersey Municipal Money Market Fund
                  Galaxy Florida Municipal Money Market Fund
                                 (the "Funds")

                                Retail A Shares

                   Supplement dated February 28, 2004 to the
                      Prospectus dated September 26, 2003

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS. THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED JANUARY 15, 2004 IN ITS ENTIRETY.

Legal Proceedings

   Columbia Management Advisors, Inc. ("CMA"), the Funds' adviser, and Columbia Funds Distributor, Inc. ("CFDI") the distributor of the Funds' shares, and certain of their affiliates (collectively, "Columbia") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where CMA or CFDI were knowingly involved in late trading of mutual fund shares. Columbia has identified a limited number of investors who had informal arrangements for trading fund shares between 1998 and 2003. A majority of the transactions in connection with these arrangements occurred in one international fund and two domestic funds. The majority of the trading under these arrangements was made by three entities. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to the New York Attorney General and to the SEC, and other regulatory authorities. To the extent that any Fund whose shares were involved in those trading activities was harmed by them, Columbia has undertaken to reimburse the Fund.

   On February 24, 2004, the SEC filed a civil complaint in the United States District Court for the District of Massachusetts against CMA and CFDI alleging that they have violated certain provisions of the federal securities laws. Also on February 24, 2004, the New York Attorney General filed a civil complaint in the Supreme Court of New York, County of New York, alleging that CMA and CFDI violated certain New York anti-fraud statutes. Both complaints are based on arrangements between 1998 and 2003 with nine investors for the trading of mutual fund shares. In their respective complaints, the New York Attorney General and the SEC are seeking disgorgement of profits, restitution, monetary penalties and permanent injunctions, including, in the case of the SEC, a permanent injunction from serving or acting as investment adviser or distributor of any registered fund.

   CMA and CFDI are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Funds.

MMRETSS-SUP2 2/28/04